                                   [GRAPHIC]

                                                Annual Report September 30, 2000

Oppenheimer
Insured Municipal Fund

                                                     [LOGO OF OPPENHEIMER FUNDS]

REPORT HIGHLIGHTS

    CONTENTS

  1 President's Letter

  3 An Interview with Your Fund's Managers

  7 Fund Performance

 12 Financial Statements

 30 Independent Auditors' Report

 31 Federal Income Tax Information

 32 Officers and Trustees

Fears of higher inflation and rising yields early in the period gave way to a more positive outlook and a bond market rally by the end of the reporting period. The Treasury and municipal markets, which generally move in the same direction, decoupled during the second half of the year. We look for the economy to decelerate gradually to a more manageable level of growth, which should ease investors' concerns about inflation.

Average Annual
Total Returns*

For the 1-Year Period
Ended 9/30/00

Class A
Without          With
Sales Chg.       Sales Chg.
---------------------------
4.14%            -0.81%

Class B
Without          With
Sales Chg.       Sales Chg.
---------------------------
3.35%            -1.60%

Class C
Without          With
Sales Chg.       Sales Chg.
---------------------------
3.35%            2.36%

                  *See Notes on page 10 for further details.

PRESIDENT'S LETTER

Dear Shareholder,

[PHOTO]

James C. Swain
Chairman Oppenheimer
Insured Municipal Fund

[PHOTO]

Bridget A. Macaskill
President Oppenheimer
Insured Municipal Fund

Over the past several decades, our investment teams have learned the importance of avoiding complacency when it comes to navigating the financial markets--especially when times are good. Right now, times appear particularly good. The U.S. economy is in its tenth year of expansion. In the bond market, U.S. Treasury issues have been performing favorably over the past year. In addition, despite volatility in the second quarter, the stock market has been providing attractive returns from a wide spectrum of industry sectors, capitalization ranges and investment styles.

     We have arrived at this juncture after months of monitoring the rapid pace of global economic growth and its implications for inflation, as well as the Federal Reserve Board's evolving monetary policy. At this point, economic indicators suggest a dampening of short-term inflationary pressures. While recent increases in oil prices are certainly taking their toll, we don't believe this signals a return to 1970's-style inflation. Accordingly, if the Fed continues in its diligence, the economy could maintain its healthy rate of growth.

     In the bond market, the achievement of a federal budget surplus has prompted the Treasury to buy back many of its long-term securities. The resulting supply shortage boosted these securities' returns, causing an inversion of the yield curve--an unusual situation in which shorter term Treasuries yield more than their longer term counterparts. Other bond sectors are offering many opportunities in the form of attractive valuations.

     Perhaps most important is that we have begun to see encouraging signs in the stock market. Formerly high-flying Internet stocks have generally come down to earth, and investors have

                      1 OPPENHEIMER INSURED MUNICIPAL FUND

PRESIDENT'S LETTER

begun to refocus on companies with strong business fundamentals and justifiable valuations. Investors have also returned to long-neglected, value-oriented companies.

     What else do these various trends tell us? They tell us that the ability to discriminate between long-term potential and short-lived fads has become more critical than ever. Trying to generate good long-term performance requires tracking the best companies through intensive research, combined with hard-earned experience.

     At OppenheimerFunds, our seasoned portfolio management teams fight complacency by remaining constantly aware of the risks that face the economy and financial markets. Virtually anything could affect the overall markets--a surge in inflation, a decline in productivity, deteriorating corporate earnings, or even the new Administration's proposals regarding tax reform, health-care and Social Security. However, by remaining vigilant in our quest for fundamentally sound businesses, we believe we can find good investments that can weather market volatility.

     In this environment, we encourage you to consult your financial advisor and to stay on track with your long-term financial plan. For our part, we will continue to monitor the opportunities and risks ever present in the financial markets. Thank you for your confidence in OppenheimerFunds, The Right Way to Invest.

Sincerely,

/s/ James C. Swain                  /s/ Bridget A. Macaskill

James C. Swain                      Bridget A. Macaskill
October 20, 2000

These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict or depict performance of any particular fund. Specific discussion, as it applies to your Fund, is contained in the pages that follow. Stocks and bonds have different types of investment risks; stocks are subject to market volatility and bonds are subject to credit and interest rate risks.

                      2 OPPENHEIMER INSURED MUNICIPAL FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

Portfolio Management
Team/1/
Jerry Webman
Merrell Hora

How would you characterize the Fund's performance for the fiscal year that ended September 30, 2000?

The past fiscal year was a challenging period for municipal markets and Oppenheimer Insured Municipal Fund. Following nearly three calendar quarters of general weakness, the municipal market rallied after May 2000. The Fund, however, was positioned defensively and as a result did not participate in most of the market's rally. At the same time, Class A shares of the Fund provided a tax-free yield at net asset value, of 4.80%--which, for investors in the top federal tax bracket, works out to a taxable equivalent yield of 7.95%2. A comparable taxable return would be difficult to achieve without taking substantial credit risk. Yet, during the reporting period, the municipal bonds held in Oppenheimer Insured Municipal Fund's portfolio had an average credit quality of AAA.

Why was the period "challenging" at the onset? Why did it change later on?

Initially, heated economic growth gave rise to concerns that the rate of inflation might accelerate. Responding to the prospect of higher inflation, investors demanded higher yields from all fixed income securities. Since bond yields and prices move in opposite directions, the value of most bonds fell. Bonds with longer maturities suffered the largest price declines.
To preempt the possibility of faster inflation, the Federal Reserve Board (the
Fed) boosted key short-term interest rates by 0.25% in November 1999 as well as February and March 2000. By April, early signs of a slowdown in the U.S. economy had taken some of the pressure off bond yields. Finally, in May 2000, the Fed raised short-term rates by an additional 0.50%, the strongest such action since 1994.

1. Effective August 28, 2000, Jerry Webman and Merrell Hora are managing the
Fund.
2. Dividend yields are calculated based on net asset value (NAV), are annualized and divided by the offering price as of the Fund's distribution date on xx. Dividend yields at NAV do not include sales charge. Falling share prices will tend to artificially raise yields.

                      3 OPPENHEIMER INSURED MUNICIPAL FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

"We believe the Fund should continue to provide attractive rates of tax-exempt current income with less volatility than other bond funds offering similar yields."

     Investors were reassured by this event, as well as by two other factors. First, some believed that, in order to deal with higher prices for gasoline and heating fuel, consumers would be forced to reduce their discretionary spending, which would further cool the economy. Second, economic expansion in other nations slowed after the first of the year, prompting foreign investors to look to the strongest investment markets--those in the United States--as an alternative. By June 2000, the market rallied as investor demand pushed municipal prices up and yields down to levels not seen since 1998. The effect was most pronounced for issues with longer maturities (e.g., 20 to 30 years). However, the Fund was affected somewhat, as there were only limited opportunities available for increasing the Fund's yield.

What other factors played a significant role?

Beginning in February, the U.S. Treasury used surplus funds in the federal government's budget to buy back long-term government bonds. As the supply of these relatively safe investments dwindled, their prices rose. Normally, prices and yields on municipal bonds follow the direction of Treasuries, but that was not the case between February and April 2000; Treasury prices rose sharply while prices for municipal securities remained level or declined.

     This decoupling of the municipal and Treasury markets was important to the Fund's results because, for some time now, we have pursued a strategy of hedging the portfolio with Treasury futures. We have invested in municipal bonds with longer maturities for the relatively higher yields they provided, which is one reason the Fund consistently provided a relatively high rate of current income to investors over the past several years. To offset the greater interest rate risk associated with these securities, we have utilized Treasury-related issues (futures) that had the potential to appreciate if prices of Treasury securities fell. As long as interest rates continued to rise and bond prices to decline (the general pattern from mid-1998 through early 2000), this strategy worked well.

                      4 OPPENHEIMER INSURED MUNICIPAL FUND

-------------------------------------
Average Annual
Total Returns

For the Periods Ended 9/30/00/3/

Class A
1-Year      5-Year       10-Year
-------------------------------------
-0.81%       3.72%         5.98%

Class B                Since
1-Year      5-Year     Inception
-------------------------------------
-1.60%       3.61%         3.98%

Class C                    Since
1-Year      5-Year     Inception
-------------------------------------
2.36%        3.93%         4.13%

-------------------------------------

Standardized Yields/4/

For the 30 Days Ended 9/30/00
-------------------------------------
Class A            4.54%
-------------------------------------
Class B            4.00
-------------------------------------
Class C            3.99
-------------------------------------

     Unfortunately, when Treasury prices rose and yields sank as a result of the buyback program, the Fund's Treasury futures hampered performance. Also, as municipals lagged behind Treasuries, our emphasis on longer maturities hurt performance.

How did you respond to this?
We limited our use of Treasury futures and shifted our emphasis to municipal securities with shorter maturities. The latter performed well in the municipal market rally that occurred after May, though not as well as longer term issues.

What do you anticipate for the economy, municipal markets and the Fund in the coming months?
We look for the economy to decelerate gradually to a more manageable level of growth, which should ease investors' concerns about inflation and give the Fed little reason to increase short-term interest rates any time soon. If we are correct, then municipal bond yields may fall slightly. This will not, in our view, be a large-scale change. As for the Fund, it is now more conservatively positioned than in the recent past. Thus, it should continue to provide attractive rates of tax-exempt current income but with less volatility than many other types of bonds offering similar yields. That is what makes Oppenheimer Insured Municipal Fund part of The Right Way to Invest.

3. See notes on page 10 for further details.
4. Standardized yield is based on net investment income for the 30-day period ended September 30, 2000. Falling share prices will tend to artificially raise yields.

                      5 OPPENHEIMER INSURED MUNICIPAL FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

Credit Allocation/5/

[GRAPH]

AAA      91.9%
AA        7.2
A         0.9


Top Ten Positions By State/6/
Texas                                                  14.1%
Illinois                                               10.1
New York                                                9.7
Michigan                                                8.9
Colorado                                                7.7
Pennsylvania                                            6.3
Nevada                                                  4.7
Hawaii                                                  4.4
California                                              3.6
Alaska                                                  3.3

5. Portfolio data is subject to change. Percentages are as of September 30, 2000, and are dollar-weighted based on total market value of investments. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. Average credit quality and allocation include rated securities and those not rated by a national rating organization (currently 6.52% of total investments) but which the ratings given above have been assigned by the Manager for internal purposes as being comparable, in the Manager's judgment, to securities rated by a rating agency in the same category.

6. Portfolio data is subject to change. Percentages are as of September 30, 2000, and are based on net assets.

                      6 OPPENHEIMER INSURED MUNICIPAL FUND

FUND PERFORMANCE

How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc. of the Fund's performance during its fiscal year ended September 30, 2000, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

Management's discussion of performance. During the fiscal year that ended September 30, 2000, Oppenheimer Insured Municipal Fund underperformed the municipal market and its peer group. A weak bond market throughout much of the period can be attributed to signs of strong economic growth that prompted concerns that inflation might accelerate. Following a series of interest rate hikes by the Federal Reserve, signals of a less robust economy and thus, less inflationary pressure, a bond market rally ensued. Adding to the strength of the rally was an increase in demand from foreign investors seeking the relative safety of U.S. securities as economic expansion overseas decelerated. The Fund's underperformance can be attributed to a relatively long average maturity in its portfolio when interest rates and yields were rising (and prices falling) late in 1999 and early in 2000, and to the use of a Treasury-related hedging strategy that proved less profitable during the past year than in prior periods. In the final fiscal quarter, the Fund was positioned more conservatively (i.e., shorter average maturity and less hedging) and so did not participate as fully as it might have in the municipal market rally that occurred in May.
Comparing the Fund's performance to the market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until September 30, 2000. In the case of Class A shares, performance is measured over a 10-year period. In the case of Class B shares, performance is measured from inception of the Class on May 3, 1993. In the case of Class C shares, performance is measured from inception of the Class on August 29, 1995. The Fund's performance reflects the deduction of the 4.75% maximum initial sales charge on Class A shares, and the applicable contingent deferred sales charge for Class B and Class C shares. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

     The Fund's performance is compared to the performance of that of the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index.

                      7 OPPENHEIMER INSURED MUNICIPAL FUND

FUND PERFORMANCE

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

                                    [GRAPH]

            Oppenheimer Insured          Lehman Brothers
              Municipal Fund              Municipal Bond
               (Class A)                      Index

 9/30/90          9,525                      10,000
12/31/90          9,974                      10,431
 3/31/91         10,160                      10,667
 6/30/91         10,362                      10,895
 9/30/91         10,770                      11,319
12/31/91         11,111                      11,698
 3/31/92         11,095                      11,733
 6/30/92         11,553                      12,177
 9/30/92         11,927                      12,502
12/31/92         12,170                      12,729
 3/31/93         12,654                      13,202
 6/30/93         13,057                      13,634
 9/30/93         13,599                      14,095
12/31/93         13,751                      14,293
 3/31/94         12,840                      13,508
 6/30/94         12,828                      13,657
 9/30/94         12,860                      13,751
12/31/94         12,638                      13,554
 3/31/95         13,544                      14,512
 6/30/95         13,849                      14,862
 9/30/95         14,184                      15,289
12/31/95         14,801                      15,920
 3/31/96         14,624                      15,728
 6/30/96         14,750                      15,849
 9/30/96         15,130                      16,212
12/31/96         15,557                      16,625
 3/31/97         15,481                      16,585
 6/30/97         15,994                      17,157
 9/30/97         16,530                      17,674
12/31/97         17,077                      18,153
 3/31/98         17,226                      18,362
 6/30/98         17,388                      18,642
 9/30/98         18,018                      19,214
12/31/98         18,055                      19,329
 3/31/99         18,171                      19,501
 6/30/99         17,591                      19,156
 9/30/99         17,162                      19,080
12/31/99         16,854                      18,932
3/31/2000        17,226                      19,485
6/30/2000        17,474                      19,780
9/30/2000        17,873                      20,258

Average Annual Total Return of Class A Shares of the Fund at 9/30/00(1)

                     1 - Year      5 - Year     10 - Year

                      -0.81%        3.72%        5.98%

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

                                    [GRAPH]

            Oppenheimer Insured          Lehman Brothers
              Municipal Fund              Municipal Bond
               (Class B)                      Index

  5/3/93         10,000                      10,000
 6/30/93         10,220                      10,224
 9/30/93         10,604                      10,570
12/31/93         10,700                      10,718
 3/31/94          9,977                      10,130
 6/30/94          9,944                      10,241
 9/30/94          9,949                      10,312
12/31/94          9,759                      10,164
 3/31/95         10,439                      10,883
 6/30/95         10,654                      11,145
 9/30/95         10,891                      11,465
12/31/95         11,344                      11,938
 3/31/96         11,186                      11,795
 6/30/96         11,261                      11,885
 9/30/96         11,530                      12,157
12/31/96         11,833                      12,467
 3/31/97         11,753                      12,437
 6/30/97         12,113                      12,866
 9/30/97         12,502                      13,254
12/31/97         12,892                      13,613
 3/31/98         12,980                      13,770
 6/30/98         13,070                      13,980
 9/30/98         13,525                      14,409
12/31/98         13,526                      14,495
 3/31/99         13,587                      14,624
 6/30/99         13,137                      14,366
 9/30/99         12,817                      14,308
12/31/99         12,587                      14,197
3/31/2000        12,865                      14,612
6/30/2000        13,050                      14,833
9/30/2000        13,348                      15,192

Average Annual Total Return of Class B Shares of the Fund at 9/30/00(1)

                     1 - Year      5 - Year      Life

                      -1.60%        3.61%        3.98%


1. See page 10 for further details.

                      8 OPPENHEIMER INSURED MUNICIPAL FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

                                    [GRAPH]

            Oppenheimer Insured          Lehman Brothers
              Municipal Fund              Municipal Bond
               (Class C)                      Index

 8/29/95         10,000                      10,000
 9/30/95         10,130                      10,063
12/31/95         10,551                      10,479
 3/31/96         10,397                      10,353
 6/30/96         10,464                      10,432
 9/30/96         10,714                      10,671
12/31/96         10,995                      10,943
 3/31/97         10,919                      10,917
 6/30/97         11,261                      11,293
 9/30/97         11,622                      11,633
12/31/97         11,985                      11,949
 3/31/98         12,066                      12,086
 6/30/98         12,157                      12,270
 9/30/98         12,573                      12,647
12/31/98         12,575                      12,723
 3/31/99         12,632                      12,836
 6/30/99         12,205                      12,609
 9/30/99         11,885                      12,559
12/31/99         11,642                      12,461
3/31/2000        11,884                      12,825
6/30/2000        12,033                      13,019
9/30/2000        12,284                      13,334

Average Annual Total Return of Class C Shares of the Fund at 9/30/00(1)

                        1 - Year      5 - Year    Life

                        2.36%         3.93%       4.13%

The performance information for the Lehman Brothers Municipal Bond Index in the graphs begins on 9/30/90 for Class A, 4/30/93 for Class B and begins on 8/31/95 for Class C.

Past performance is not predictive of future performance. Graphs are not drawn to same scale.

                    9   OPPENHEIMER INSURED MUNICIPAL FUND

NOTES

In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's returns may flucuate and current returns may be less than the results shown as of 9/30/00. For quarterly updates on the Fund's performance, please contact your financial advisor, call us at 1.800.525.7048 or visit our website, www.oppenheimerfunds.com.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not show the effects of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

The Fund's Board has approved a proposal to reorganize the Fund into Oppenheimer Municipal Bond Fund and shareholders are expected to vote on the proposal on or about November 2, 2000.

Class A shares were first publicly offered on 11/11/86. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 4.75%. The Fund's maximum sales charge for Class A shares was lower prior to 2/1/93, so actual performance may have been higher.

Class B shares of the Fund were first publicly offered on 5/3/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "life of class" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 8/29/95. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.

                      10 OPPENHEIMER INSURED MUNICIPAL FUND

                                                                      Financials



























                      11 OPPENHEIMER INSURED MUNICIPAL FUND

STATEMENT OF INVESTMENTS      September 30, 2000

                                           Ratings:
                                           Moody's/                      Market
                                          S&P/Fitch    Principal          Value
                                        (Unaudited)       Amount     See Note 1
================================================================================
Municipal Bonds and Notes--98.2%
--------------------------------------------------------------------------------
Alaska--3.3%
AK IDV & Export Authority Power RB,
Snettisham Power, Prerefunded, Series 1,
AMBAC Insured, 5.50%, 1/1/16             NR/AAA/AAA   $   80,000     $   83,074
--------------------------------------------------------------------------------
AK IDV & Export Authority Power RB,
Snettisham Power, Prerefunded, Series 1,
AMBAC Insured, 5.50%, 1/1/17             NR/AAA/AAA       90,000         93,459
--------------------------------------------------------------------------------
Anchorage, AK Water RRB, AMBAC Insured,
5.625%, 9/1/13                          Aaa/AAA/AAA    1,000,000      1,027,500
--------------------------------------------------------------------------------
Anchorage, AK Water RRB, AMBAC Insured,
6%, 9/1/19                              Aaa/AAA/AAA    1,000,000      1,038,180
--------------------------------------------------------------------------------
Anchorage, AK Water RRB, AMBAC Insured,
6%, 9/1/24                              Aaa/AAA/AAA    1,500,000      1,550,310
                                                                     -----------
                                                                      3,792,523

--------------------------------------------------------------------------------
Arizona--1.9%
AZ Educational LMC RRB, Series B,
7%, 3/1/05                                   Aa2/NR    1,090,000      1,131,115
--------------------------------------------------------------------------------
University of AZ COP, University
Parking & Student Housing, AMBAC
Insured, 5.75%, 6/1/19                      Aaa/AAA    1,000,000      1,020,080
                                                                     -----------
                                                                      2,151,195

--------------------------------------------------------------------------------
California--3.6%
CA SCDAU Revenue Refunding COP,
Cedars-Sinai Medical Center, MBIA Insured,
6.50%, 8/1/12/1/                            Aaa/AAA    1,000,000      1,131,860
--------------------------------------------------------------------------------
Redding, CA Electric System Revenue COP,
MBIA Insured, Inverse Floater,
8.548%, 7/8/22/2/                           Aaa/AAA    1,500,000      1,751,250
--------------------------------------------------------------------------------
Sacramento, CA MUD Electric RRB, Series
G, MBIA Insured, 6.50%, 9/1/13            Aaa/AAA/A    1,000,000      1,168,040
                                                                     -----------
                                                                      4,051,150

--------------------------------------------------------------------------------
Colorado--7.7%
CO HFA RRB, Single Family Program,
Series B-2, 7.10%, 4/1/17                    Aa2/AA    1,520,000      1,709,985
--------------------------------------------------------------------------------
CO Housing FAU SFM RB, Sr. Lien,
Series C-2, 6.875%, 11/1/28                  Aa2/NR    2,000,000      2,113,180
--------------------------------------------------------------------------------
CO Resource & Power DA Small Water
Resource RB, Series A, FGIC Insured,
5.80%, 11/1/20                          Aaa/AAA/AAA    1,000,000      1,020,220
--------------------------------------------------------------------------------
Denver, CO City & Cnty. Airport RB,
6.197%, 11/15/16/3,4/                         NR/NR    1,500,000      1,609,170
--------------------------------------------------------------------------------
Denver, CO City & Cnty. Airport RB,
6.197%, 11/15/18/3,4/                         A2/NR    1,000,000      1,054,050
--------------------------------------------------------------------------------
Douglas & Elbert Cntys., CO SDI No.
RE-1, Improvement GOB, Series A,
MBIA Insured, 8%, 12/15/09                  Aaa/AAA    1,000,000      1,227,900
                                                                     -----------
                                                                      8,734,505

                      12 OPPENHEIMER INSURED MUNICIPAL FUND

                                           Ratings:
                                           Moody's/                      Market
                                          S&P/Fitch    Principal          Value
                                        (Unaudited)       Amount     See Note 1
--------------------------------------------------------------------------------
Florida--1.8%
FL HFA MH RRB, Series C, 6%, 8/1/11          NR/AAA   $1,000,000     $1,027,560
--------------------------------------------------------------------------------
Lee Cnty., FL Hospital Board of Directors
RRB, MBIA Insured, Inverse Floater, 6.35%,
3/26/20/2/                                  Aaa/AAA    1,000,000      1,072,500
                                                                     ----------
                                                                      2,100,060
--------------------------------------------------------------------------------
Hawaii--4.4%
HI Airport System RB, 6.197%, 7/1/20/3,4/     NR/NR    2,300,000      2,388,987
--------------------------------------------------------------------------------
HI Airport System RRB, Series B, 6.625%,
7/1/18                                  Aaa/AAA/AAA    1,500,000      1,624,065
--------------------------------------------------------------------------------
HI Budget & Finance Department Special
Purpose RRB, Hawaiian Electric Co., Inc.,
Series D, AMBAC Insured, 6.15%, 1/1/20      Aaa/AAA    1,000,000      1,031,840
                                                                     -----------
                                                                      5,044,892

--------------------------------------------------------------------------------
Illinois--10.1%
Chicago, IL GOUN, Series A, FGIC Insured,
6.75%, 1/1/35                           Aaa/AAA/AAA    2,000,000      2,222,720
--------------------------------------------------------------------------------
Cook Cnty., IL Community College
District No. 508 Chicago COP, FGIC Insured,
8.75%, 1/1/05                           Aaa/AAA/AAA      500,000        576,555
--------------------------------------------------------------------------------
Cook Cnty., IL RB, FGIC Insured,
5.50%, 11/15/22                         Aaa/AAA/AAA    4,000,000      3,858,440
--------------------------------------------------------------------------------
Cook Cnty., IL SDI No. 99 Cicero GOB,
FGIC Insured, 8.50%, 12/1/05                 Aaa/NR    1,170,000      1,369,696
--------------------------------------------------------------------------------
Metropolitan Pier & Exposition Authority RB,
IL Hospitality Facilities, McCormick Plaza
Convention
Center, Escrowed to Maturity, 7%, 7/1/26  A/AAA/AAA    3,000,000      3,515,250
                                                                    ------------
                                                                     11,542,661
--------------------------------------------------------------------------------
Indiana--0.5%
Hamilton Southeastern, IN Consolidated
School Building Corp. RRB, First Mtg.,
AMBAC Insured, 7%, 7/1/11               Aaa/AAA/AAA      500,000        513,125
--------------------------------------------------------------------------------
Massachusetts--2.5%
MA Health & Educational FA RB,
Mt. Auburn Hospital Issue, Series B-1,
MBIA Insured, 6.25%, 8/15/14                Aaa/AAA    1,000,000      1,062,380
--------------------------------------------------------------------------------
MA HFA RB, Series A, AMBAC Insured,
6.60%, 7/1/14                           Aaa/AAA/AAA    1,750,000      1,820,945
                                                                    ------------
                                                                      2,883,325
--------------------------------------------------------------------------------
Michigan--8.9%
Central Montcalm, MI Public Schools RB,
MBIA Insured, 5.75%, 5/1/24                 Aaa/AAA      750,000        754,747
--------------------------------------------------------------------------------
Detroit, MI GOB, Series B, MBIA Insured,
6%, 4/1/17                                  Aaa/AAA    3,035,000      3,176,917

                      13 OPPENHEIMER INSURED MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued
                                             Ratings:
                                             Moody's/                    Market
                                            S&P/Fitch  Principal          Value
                                          (Unaudited)     Amount     See Note 1
--------------------------------------------------------------------------------
   Michigan Continued
   Howell, MI Public Schools RB,
   MBIA Insured,
   5.875%, 5/1/19                          Aaa/AAA    $1,850,000  $   1,893,697
--------------------------------------------------------------------------------
   MI Building Authority RRB, Series I,
   MBIA-IBC Insured, 6.25%, 10/1/20        Aaa/AAA/AA  2,815,000      2,877,831
--------------------------------------------------------------------------------
   Romulus, MI Community Schools RB,       Aaa/AAA     1,400,000      1,406,972
   5.75%, 5/1/25                                                  --------------
                                                                     10,110,164

--------------------------------------------------------------------------------
   Missouri--2.7%
   MO Development Finance Board
   Infrastructure
   Facilities RRB, Midtown Redevelopment
   Project,
   Series A, 5.75%, MBIA, Insured,
   4/1/22                                  Aaa/AAA     3,000,000      3,033,900
--------------------------------------------------------------------------------
   Nevada--4.7%
   Clark Cnty., NV Passenger Facility
   Charge RB,
   Las Vegas McCarran International
   Airport Project,
   Series B, MBIA Insured, 7/1/12          Aaa/AAA     2,000,000      2,087,340
--------------------------------------------------------------------------------
   Washoe Cnty., NV SDI RB, FSA Insured,
   5.875%, 6/1/20                          Aaa/AAA/AAA 3,175,000      3,233,261
                                                                  --------------
                                                                      5,320,601

--------------------------------------------------------------------------------
   New Hampshire--0.5%
   NH Turnpike System RRB, Series A, FGIC
   Insured,
   6.75%, 11/1/11                          Aaa/AAA/AAA   500,000        552,680
--------------------------------------------------------------------------------
   New Jersey--3.2%
   NJ Transportation COP, Series 15,
   AMBAC Insured, 6.67%, 9/15/15/4/        NR/AAA      3,250,000      3,690,570
--------------------------------------------------------------------------------
   New York--9.7%
   NYS DA RB, SUEFS, FGIC Insured,
   5.25%, 5/15/18                          Aaa/AAA/AAA 1,000,000        968,110
--------------------------------------------------------------------------------
   NYS MTAU Dedicated Tax Fund RB, Series
   A,
   FGIC Insured, 6.125%, 4/1/17            Aaa/AAA/AAA 1,000,000      1,059,450
--------------------------------------------------------------------------------
   NYS Tollway Authority Highway &
   Bridge Trust Fund RB,
   Series A,
   FSA Insured, 6%, 4/1/16                 Aaa/AAA/AAA 1,000,000      1,058,980
--------------------------------------------------------------------------------
   NYS UDC RB, Series C, 5.875%, 1/1/19    Aaa/AAA/AAA 5,000,000      5,139,550
--------------------------------------------------------------------------------
   TSASC, Inc., NY RB, 6.25%, 7/15/27      Aa1/A/A+    2,750,000      2,770,707
                                                                  --------------
                                                                     10,996,797

--------------------------------------------------------------------------------
   Ohio--3.0%
   Mahoning Valley, OH Sanitary Distilled
   Water RRB,
   FSA Insured, 5.75%, 11/15/16            Aaa/AAA/AAA 1,450,000      1,488,874
--------------------------------------------------------------------------------
   Streetsboro, OH SDI GOB, AMBAC Insured,
   7.125%, 12/1/10                         Aaa/AAA/AAA   500,000        567,200
--------------------------------------------------------------------------------
   Summit Cnty., OH RB, FGIC Insured,
   6.25%, 12/1/21                          Aaa/AAA/AAA 1,270,000      1,359,014
                                                                  --------------
                                                                      3,415,088



                    14  OPPENHEIMER INSURED MUNICIPAL FUND

                                           Ratings:
                                           Moody's/                      Market
                                          S&P/Fitch    Principal          Value
                                        (Unaudited)       Amount     See Note 1
--------------------------------------------------------------------------------
Oklahoma--1.9%
OK Industrial Authority Health Systems
RB,
Baptist Medical Center, Series C,
AMBAC Insured, 7%, 8/15/05              Aaa/AAA/AAA   $2,000,000     $2,205,160
--------------------------------------------------------------------------------
Pennsylvania--6.3%
Berks Cnty., PA GOB, Prerefunded,
FGIC Insured, Inverse Floater, 8.033%,  Aaa/AAA/AAA    1,000,000      1,105,000
11/10/20/2/
--------------------------------------------------------------------------------
PA Convention Center RRB, Series A,
MBIA-IBC Insured, 6.75%, 9/1/19             Aaa/AAA    1,150,000      1,238,699
--------------------------------------------------------------------------------
PA HEAA Student Loan RB, Series B,
AMBAC Insured, Inverse Floater, 7.601%, Aaa/AAA/AAA    1,250,000      1,285,938
3/1/22/2/
--------------------------------------------------------------------------------
Philadelphia, PA Airport RB, Inverse
Floater,
4.957%, 6/15/122                              NR/NR    1,565,000      1,578,835
--------------------------------------------------------------------------------
Philadelphia, PA Regional POAU Lease RB,
MBIA Insured, Inverse Floater, 7.732%,      Aaa/AAA    1,900,000      1,995,000
9/1/20/2/                                                         --------------

                                                                      7,203,472

--------------------------------------------------------------------------------
Texas--13.8%
Cedar Hill, TX ISD CAP RRB, Zero Coupon,
6.10%, 8/15/11/5/                        Aaa/NR/AAA    1,585,000        885,904
--------------------------------------------------------------------------------
Grand Prairie, TX HFDC RRB, Dallas/Ft.
Worth
Medical Center Project, AMBAC Insured,
6.875%, 11/1/10                         Aaa/AAA/AAA    1,800,000      1,955,520
--------------------------------------------------------------------------------
Harris Cnty., TX Hospital District RRB,
AMBAC Insured, 7.40%, 2/15/10           Aaa/AAA/AAA    2,000,000      2,263,120
--------------------------------------------------------------------------------
Harris Cnty., TX Houston Sports Authority
Special CAP RB, Jr. Lien, Series B, MBIA
Insured,
Zero Coupon, 5.33%, 11/15/13/5/         Aaa/AAA/AAA    4,360,000      2,090,097
--------------------------------------------------------------------------------
Houston, TX WSS RRB, Jr. Lien, Series B,
FGIC Insured, 5.25%, 12/1/23            Aaa/AAA/AAA    4,000,000      3,767,280
--------------------------------------------------------------------------------
Lower Colorado River Authority, TX RRB,
Series A, 5.875%, 5/15/17               Aaa/AAA/AAA    1,625,000      1,671,800
--------------------------------------------------------------------------------
Lower Neches Valley, TX IDAU Corp.
Sewer Facilities RB, Mobil Oil Refining
Corp.
Project, 6.40%, 3/1/30                      Aaa/AAA    1,000,000      1,029,950
--------------------------------------------------------------------------------
Rio Grande Valley TX HFDC Retirement
Facilities RB, Golden Palms, Series B,
MBIA Insured, 6.40%, 8/1/12                 Aaa/AAA    2,000,000      2,089,500
                                                                  --------------
                                                                     15,753,171

--------------------------------------------------------------------------------
Washington--2.1%
Tacoma, WA Electric Systems RB,
Prerefunded, AMBAC Insured, Inverse
Floater, 8.394%, 1/2/15/2/              Aaa/AAA/AAA    1,000,000      1,048,750
--------------------------------------------------------------------------------
WA PP Supply System RRB, Nuclear
Project No. 2, Series A, FGIC Insured,
Zero Coupon, 6.85%, 7/1/09/5/           Aaa/AAA/AAA    2,000,000      1,284,680
                                                                  --------------
                                                                      2,333,430

                      15 OPPENHEIMER INSURED MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued
                                           Ratings:
                                           Moody's/                      Market
                                          S&P/Fitch    Principal          Value
                                        (Unaudited)       Amount     See Note 1
--------------------------------------------------------------------------------
Wisconsin--1.3%
WI Health & Educational FA RB,
Aurora Medical Group, Inc. Project,
FSA Insured, 6%, 11/15/11               Aaa/AAA/AAA   $1,370,000     $1,474,230
--------------------------------------------------------------------------------
District of Columbia--2.8%
DC Hospital RRB, Medlantic Healthcare
Group,
Series A, MBIA Insured, 5.25%, 8/15/12  Aaa/AAA/AAA    1,000,000      1,004,740
--------------------------------------------------------------------------------

DC RRB, Prerefunded, Series A-1,
MBIA Insured, 6%, 6/1/11                Aaa/AAA/AAA      100,000        108,400
--------------------------------------------------------------------------------
DC RRB, Unrefunded Balance, Series A-1,
MBIA Insured, 6%, 6/1/11                Aaa/AAA/AAA    1,900,000      2,035,204
                                                                  --------------
                                                                      3,148,344

--------------------------------------------------------------------------------
U.S. Possessions--1.5%
PR Municipal FAU GOB, 6.779%, 8/1/15/3,4/     NR/NR    1,500,000      1,731,375
                                                                  --------------
Total Municipal Bonds and Notes (Cost                               111,782,418
$107,777,745)

--------------------------------------------------------------------------------
Short-Term Tax-Exempt Obligations--0.3%
Harris Cnty., TX HFDC Hospital RRB,
Methodist Hospital Project, 5.60%,
10/1/00/4/ (Cost $300,000)                              300,000        300,000
--------------------------------------------------------------------------------
Total Investments, at Value (Cost $108,077,745)            98.5%   112,082,418
--------------------------------------------------------------------------------
Other Assets Net of Liabilities                             1.5      1,716,679
                                                       -------------------------
Net Assets                                                100.0%  $113,799,097
                                                       =========================

                      16 OPPENHEIMER INSURED MUNICIPAL FUND

Footnotes to Statement of Investments

To simplify the listings of securities, abbreviations are used per the table below:
CAP      Capital Appreciation                      MH        Multifamily Housing
COP      Certificates of Participation             MTAU      Metropolitan Transportation Authority
DA       Dormitory Authority                       MUD       Municipal Utility District
FA       Facilities Authority                      NR        Not Rated
FAU      Finance Authority                         NYS       New York State
GOB      General Obligation Bonds                  POAU      Port Authority
GOUN     General Obligation Unlimited Notes        PP        Public Power
HEAA     Higher Education Assistance Agency        RB        Revenue Bonds
HFA      Housing Finance Agency                    RRB       Revenue Refunding Bonds
HFDC     Health Facilities Development Corp.       SCDAU     Statewide Communities Development Authority
IDV      Industrial Development                    SDI       School District
IDAU     Industrial Development Authority          SFM       Single Family Mortgage
ISD      Independent School District               SUEFS     State University Educational Facilities System
LMC      Loan Marketing Corp.                      UDC       Urban Development Corp.
                                                   WSS       Water & Sewer System

1. Securities with an aggregate market value of $1,131,860 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.
2. Represents the current interest rate for a variable rate bond known as an "inverse floater" which pays interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $9,837,273 or 8.64% of the Fund's net assets as of September 30, 2000.
3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $6,783,582 or 5.96% of the Fund's net assets as of September 30, 2000.
4. Represents the current interest rate for a variable or increasing rate security.
5. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

As of September 30, 2000, securities subject to the alternative minimum tax amount to $15,589,725 or 13.70% of the Fund's net assets.

See accompanying Notes to Financial Statements.

                     17 OPPENHEIMER INSURED MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES September 30, 2000

------------------------------------------------------------------------------------------
Assets
Investments, at value (cost $108,077,745)--see accompanying statement        $112,082,418
------------------------------------------------------------------------------------------
Cash                                                                              603,718
------------------------------------------------------------------------------------------
Receivables and other assets:
Interest                                                                        1,728,863
Shares of beneficial interest sold                                                 85,217
Other                                                                              15,578
                                                                             -------------
Total assets                                                                  114,515,794

------------------------------------------------------------------------------------------
Liabilities
Payables and other liabilities:
Dividends                                                                         309,829
Shares of beneficial interest redeemed                                            233,780
Distribution and service plan fees                                                 70,387
Shareholder reports                                                                65,256
Transfer and shareholder servicing agent fees                                      23,236
Daily variation on futures contract                                                 4,219
Trustees' compensation                                                              2,581
Other                                                                               7,409
                                                                             -------------
Total liabilities                                                                 716,697

------------------------------------------------------------------------------------------
Net Assets                                                                   $113,799,097
                                                                             =============
------------------------------------------------------------------------------------------
Composition of Net Assets
Paid-in capital                                                              $118,786,491
------------------------------------------------------------------------------------------
Overdistributed net investment income                                             (81,764)
------------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions                       (8,917,334)
------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                      4,011,704
                                                                             -------------
Net Assets                                                                   $113,799,097
                                                                             =============
------------------------------------------------------------------------------------------
Net Asset Value Per Share
Class A Shares:
Net asset value and redempton price per share (based on net assets
of $90,223,381 and 5,528,490 shares of beneficial interest outstanding)            $16.32
Maximum offering price per share (net asset value plus sales charge
of 4.75% of offering price)                                                        $17.13
------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $19,848,389
and 1,215,556 shares of beneficial interest outstanding)                           $16.33
------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $3,727,327
and 228,441 shares of beneficial interest outstanding)                             $16.32

See accompanying Notes to Financial Statements.

                     18 OPPENHEIMER INSURED MUNICIPAL FUND

STATEMENT OF OPERATIONS                    For the Year Ended September 30, 2000

--------------------------------------------------------------------------------
Investment Income
Interest                                                            $ 7,098,200

--------------------------------------------------------------------------------
Expenses
Management fees                                                         527,184
--------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                 223,324
Class B                                                                 221,679
Class C                                                                  42,969
--------------------------------------------------------------------------------
Shareholder reports                                                      89,969
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                            88,297
--------------------------------------------------------------------------------
Custodian fees and expenses                                              31,318
--------------------------------------------------------------------------------
Legal, auditing and other professional fees                              14,407
--------------------------------------------------------------------------------
Accounting service fees                                                  12,000
--------------------------------------------------------------------------------
Trustees' compensation                                                    4,676
--------------------------------------------------------------------------------
Other                                                                    46,349
                                                                     -----------
Total expenses                                                        1,302,172
Less expenses paid indirectly                                           (12,150)
                                                                     -----------
Net expenses                                                          1,290,022

--------------------------------------------------------------------------------
Net Investment Income                                                 5,808,178

--------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)

Net realized loss on:
Investments                                                          (7,808,933)
Closing of futures contracts                                           (481,906)
                                                                     -----------
Net realized loss                                                    (8,290,839)

--------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                  6,781,362
                                                                     -----------
Net realized and unrealized loss                                     (1,509,477)

--------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                 $4,298,701
                                                                     ===========

See accompanying Notes to Financial Statements.

                     19 OPPENHEIMER INSURED MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended September 30,                                             2000            1999
-------------------------------------------------------------------------------------------
Operations
Net investment income                                        $  5,808,178    $  6,306,110
-------------------------------------------------------------------------------------------
Net realized loss                                              (8,290,839)       (352,108)
-------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)            6,781,362     (12,885,535)
                                                             ------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                    4,298,701      (6,931,533)

-------------------------------------------------------------------------------------------
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A                                                        (4,685,771)     (4,716,753)
Class B                                                          (939,894)     (1,078,468)
Class C                                                          (181,996)       (218,878)
-------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                --      (1,141,094)
Class B                                                                --        (310,557)
Class C                                                                --         (60,365)

-------------------------------------------------------------------------------------------
Beneficial Interest Transactions

Net increase (decrease) in net assets resulting
from beneficial interest transactions:
Class A                                                        (6,757,675)      6,192,573
Class B                                                        (6,244,031)      2,067,306
Class C                                                        (1,799,974)      1,305,323

-------------------------------------------------------------------------------------------
Net Assets

Total decrease                                                (16,310,640)     (4,892,446)
-------------------------------------------------------------------------------------------
Beginning of period                                           130,109,737     135,002,183
                                                             ------------------------------
End of period (including overdistributed net investment
income of $81,764 and $82,803, respectively)                 $113,799,097    $130,109,737
                                                             ==============================

See accompanying Notes to Financial Statements.

                     20 OPPENHEIMER INSURED MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended September 30,         2000       1999      1998      1997        1996
-------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of
period                                $ 16.48    $ 18.31   $ 17.72   $ 17.07     $ 16.86
-------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income                     .81        .84       .80       .91         .90
Net realized and unrealized gain
(loss)                                  (.16)     (1.67)       .75       .63         .20
                                      -----------------------------------------------------
Total income (loss) from investment
operations                                .65      (.83)      1.55      1.54        1.10
-------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Dividends from net investment
income                                  (.81)      (.80)     (.84)     (.89)       (.89)
Distributions from net realized
gain                                       --      (.20)     (.12)        --          --
                                      -----------------------------------------------------
Total dividends and/or
distributions
to shareholders                         (.81)     (1.00)     (.96)     (.89)       (.89)
-------------------------------------------------------------------------------------------
Net asset value, end of period        $ 16.32    $ 16.48   $ 18.31   $ 17.72     $ 17.07
                                      =====================================================

-------------------------------------------------------------------------------------------
Total Return, at Net Asset Value/1/     4.14%    (4.76)%     9.01%     9.25%       6.67%

-------------------------------------------------------------------------------------------
Ratios/Supplemental Data

Net assets, end of period (in
thousands)                            $90,223   $ 98,030  $102,687   $91,051     $83,516
-------------------------------------------------------------------------------------------
Average net assets (in thousands)     $92,736   $103,527  $ 96,458   $86,511     $81,233
-------------------------------------------------------------------------------------------
Ratios to average net assets:/2/
Net investment income                   5.04%      4.77%     4.49%     5.25%       5.27%
Expenses                                0.92%      0.89%    0.89%/3/  0.95%/3/    1.02%/3/
-------------------------------------------------------------------------------------------
Portfolio turnover rate                   96%       108%       73%       77%         93%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

                     21 OPPENHEIMER INSURED MUNICIPAL FUND

FINANCIAL HIGHLIGHTS  Continued

Class B Year Ended September 30,        2000      1999      1998      1997        1996
-------------------------------------------------------------------------------------------
Per Share Operating Data

Net asset value, beginning of
period                               $ 16.49   $ 18.32   $ 17.73   $ 17.08     $ 16.87
-------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income                    .68       .71       .67       .76         .77
Net realized and unrealized gain
(loss)                                 (.15)    (1.67)       .74       .65         .20
                                     ------------------------------------------------------
Total income (loss) from investment
operations                               .53     (.96)      1.41      1.41         .97
-------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Dividends from net investment
income                                 (.69)     (.67)     (.70)     (.76)       (.76)
Distributions from net realized
gain                                      --     (.20)     (.12)        --          --
                                     ------------------------------------------------------
Total dividends and/or
distributions
to shareholders                        (.69)     (.87)     (.82)     (.76)       (.76)
-------------------------------------------------------------------------------------------
Net asset value, end of period       $ 16.33   $ 16.49   $ 18.32   $ 17.73     $ 17.08
                                     ======================================================
-------------------------------------------------------------------------------------------
Total Return, at Net Asset Value/1/    3.35%   (5.47)%     8.18%     8.43%       5.87%

-------------------------------------------------------------------------------------------
Ratios/Supplemental Data

Net assets, end of period (in
thousands)                            $19,848  $26,468   $27,392   $19,974     $15,983
-------------------------------------------------------------------------------------------
Average net assets (in thousands)     $22,132  $28,562   $23,817   $17,309     $14,822
-------------------------------------------------------------------------------------------
Ratios to average net assets:/2/
Net investment income                  4.28%     4.00%     3.76%     4.48%       4.50%
Expenses                               1.69%     1.65%    1.64%/3/  1.71%/3/    1.77%/3/
-------------------------------------------------------------------------------------------
Portfolio turnover rate                  96%      108%       73%       77%         93%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

                     22 OPPENHEIMER INSURED MUNICIPAL FUND

Class C Year Ended September 30,            2000       1999     1998     1997/1/      1996
-------------------------------------------------------------------------------------------
Per Share Operating Data

Net asset value, beginning of period      $16.48     $18.31   $17.72    $17.06      $16.86
-------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income                        .68        .71      .70       .76         .75
Net realized and unrealized gain (loss)     (.15)     (1.67)     .71       .65         .21
                                         --------------------------------------------------
Total income (loss) from investment
operations                                   .53       (.96)    1.41      1.41         .96
-------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Dividends from net investment income        (.69)      (.67)    (.70)     (.75)       (.76)
Distributions from net realized gain          --       (.20)    (.12)       --          --
                                         --------------------------------------------------
Total dividends and/or distributions
to shareholders                             (.69)      (.87)    (.82)     (.75)       (.76)
-------------------------------------------------------------------------------------------
Net asset value, end of period           $ 16.32    $ 16.48  $ 18.31   $ 17.72     $ 17.06
                                         ==================================================

-------------------------------------------------------------------------------------------
Total Return, at Net Asset Value/2/         3.35%     (5.48)%   8.18%     8.48%       5.77%

-------------------------------------------------------------------------------------------
Ratios/Supplemental Data

Net assets, end of period (in
thousands)                                $3,727     $5,611   $4,923    $2,554        $924
-------------------------------------------------------------------------------------------
Average net assets (in thousands)         $4,288     $5,775   $3,661    $1,720        $618
-------------------------------------------------------------------------------------------
Ratios to average net assets:/3/
Net investment income                       4.29%      4.01%    3.82%     4.45%       4.38%
Expenses                                    1.69%      1.65%    1.64%/4/  1.72%/4/    1.81%/4/
-------------------------------------------------------------------------------------------
Portfolio turnover rate                       96%       108%      73%       77%         93%

1. Per share amounts calculated based on the average shares outstanding during the period.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

                     23 OPPENHEIMER INSURED MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1.Significant Accounting Policies

Oppenheimer Insured Municipal Fund (the Fund) is a separate series of Oppenheimer Municipal Fund, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of current income exempt from federal income tax. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

     The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.
As of September 30, 2000, the Fund had available for federal tax purposes an unused capital loss carryover as follows:

Expiring
--------
2008                              $3,000,399



                     24 OPPENHEIMER INSURED MUNICIPAL FUND

--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 2000, amounts have been reclassified to reflect a decrease in paid-in capital of $522. Overdistributed net investment income was decreased by the same amount. Net assets of the Fund were unaffected by the reclassifications.
--------------------------------------------------------------------------------
Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.
--------------------------------------------------------------------------------
Other. Investment transactions are accounted for as of trade date. Original issue discount is accreted and premium is amortized in accordance with federal income tax requirements. For municipal bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                     25 OPPENHEIMER INSURED MUNICIPAL FUND

NOTE S TO FINANCIAL STATEMENTS Continued

--------------------------------------------------------------------------------
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                Year Ended September 30, 2000  Year Ended September 30, 1999
                                     Shares         Amount        Shares           Amount
--------------------------------------------------------------------------------------------
Class A
Sold                                 801,040 $    12,892,892     1,139,629 $    20,168,330
Dividends and/or distributions
reinvested                           205,958       3,319,889       246,492       4,359,639
Redeemed                          (1,426,551)    (22,970,456)   (1,046,047)    (18,335,396)
                                   ---------      ----------     ---------      ----------
Net increase (decrease)             (419,553) $   (6,757,675)      340,074  $    6,192,573
                                   =========      ==========     =========      ==========
--------------------------------------------------------------------------------------------
Class B
Sold                                 175,115  $    2,823,724        483,752 $     8,559,831
Dividends and/or distributions
reinvested                            33,819         545,313         50,736         898,692
Redeemed                            (598,895)     (9,613,068)      (424,380)     (7,391,217)
                                     -------       ---------        -------       ---------
Net increase (decrease)             (389,961) $   (6,244,031)       110,108 $     2,067,306
                                     =======       =========        =======       =========
---------------------------------------------------------------------------------------------
Class C
Sold                                  53,262  $      860,154        140,475 $     2,501,020
Dividends and/or distributions
reinvested                             7,048         113,617         11,966         211,869
Redeemed                            (172,416)     (2,773,745)       (80,811)     (1,407,566)
                                     -------       ---------         ------       ---------
Net increase (decrease)             (112,106) $   (1,799,974)        71,630 $     1,305,323
                                     =======       =========         ======       =========

3. Purchases and Sales of Securities
--------------------------------------------------------------------------------
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended September 30, 2000, were $111,246,789 and $127,718,465, respectively.

As of September 30, 2000, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $108,077,745 was:

Gross unrealized appreciation       $  4,299,192
Gross unrealized depreciation           (294,519)
                                    ------------
Net unrealized appreciation           $4,004,673
                                    ============

--------------------------------------------------------------------------------
4. Fees and Other Transactions with Affiliates

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.45% of the first $100 million of average annual net assets, 0.40% of the next $150 million, 0.375% of the next $250 million and 0.35% of average annual net assets in excess of $500 million. The Fund's management fee for year ended September 30, 2000, was an annualized rate of 0.44%, before any waiver by the Manager if applicable.

                     26 OPPENHEIMER INSURED MUNICIPAL FUND

--------------------------------------------------------------------------------
Accounting Fees. The Manager acts as the accounting agent for the Fund at an annual fee of $12,000, plus out-of-pocket costs and expenses reasonably incurred.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund on an "at-cost" basis. OFS also acts as the transfer and shareholder servicing agent for the other Oppenheimer funds.
--------------------------------------------------------------------------------
Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund. The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                        Aggregate         Class A       Commissions      Commissions      Commissions
                        Front-End       Front-End        on Class A       on Class B       on Class C
                    Sales Charges   Sales Charges            Shares           Shares           Shares
                       on Class A     Retained by       Advanced by      Advanced by      Advanced by
Year Ended                 Shares     Distributor    Distributor/1/   Distributor/1/   Distributor/1/
-----------------------------------------------------------------------------------------------------
September 30, 2000       $103,762        $19,508             $3,009          $79,536           $6,773

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                                    Class A                   Class B                   Class C
                        Contingent Deferred       Contingent Deferred       Contingent Deferred
                              Sales Charges             Sales Charges             Sales Charges
Year Ended          Retained by Distributor   Retained by Distributor   Retained by Distributor
-----------------------------------------------------------------------------------------------
September 30, 2000
                                    $  --                   $ 83,459                    $ 2,118

     The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.
--------------------------------------------------------------------------------
Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the year ended September 30, 2000, payments under the Class A plan totaled $223,324 prior to Manager waiver if applicable, all of which were paid by the Distributor to recipients, and included $9,893 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

                     27 OPPENHEIMER INSURED MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

--------------------------------------------------------------------------------
4. Fees and Other Transactions with Affiliates Continued

Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

     The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended September 30, 2000, were as follows:

                                                         Distributor's    Distributor's
                                                             Aggregate     Unreimbursed
                                                          Unreimbursed    Expenses as %
                      Total Payments    Amount Retained       Expenses    of Net Assets
                          Under Plan     by Distributor     Under Plan         of Class
---------------------------------------------------------------------------------------
Class B Plan               $ 221,679        $ 180,148       $ 814,883            4.11%
Class C Plan                 42,969            10,391          86,983            2.33

--------------------------------------------------------------------------------
5. Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly-based securities indices "financial futures" or debt securities "interest rate futures" in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.

     The Fund generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

                     28 OPPENHEIMER INSURED MUNICIPAL FUND

     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.

Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of September 30, 2000, the Fund had outstanding futures contracts as follows:

                          Expiration    Number of       Valuation as of      Unrealized
Contract Description           Date     Contracts    September 30, 2000    Appreciation
---------------------------------------------------------------------------------------
Contracts to Sell
Municipal Bonds            12/19/00           45            $ 4,404,375         $ 7,031

--------------------------------------------------------------------------------
6. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings outstanding during the year ended September 30, 2000.
--------------------------------------------------------------------------------
7. Other Matters

On February 29, 2000, the Board of Trustees approved the reorganization of Oppenheimer Insured Municipal Fund with and into Oppenheimer Municipal Bond Fund. Shareholders of the Oppenheimer Insured Municipal Fund will be asked to approve a reorganization whereby shareholders would receive shares of Oppenheimer Municipal Bond Fund. If shareholder approval is received, it is expected that the reorganization will occur during the fourth quarter of calendar 2000.

                     29 OPPENHEIMER INSURED MUNICIPAL FUND

INDEPENDENT AUDITORS' REPORT

--------------------------------------------------------------------------------
The Board of Trustees and Shareholders of
Oppenheimer Insured Municipal Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Insured Municipal Fund, including the statement of investments, as of September 30, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Insured Municipal Fund as of September 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Denver, Colorado
October 20, 2000

                     30 OPPENHEIMER INSURED MUNICIPAL FUND

FEDERAL  INCOME TAX INFORMATION Unaudited

--------------------------------------------------------------------------------
In early 2001 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2000. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

     None of the dividends paid by the Fund during the year ended September 30, 2000, are eligible for the corporate dividend-received deduction. The dividends were derived from interest on municipal bonds and are not subject to federal income tax. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

                     31 OPPENHEIMER INSURED MUNICIPAL FUND

OPPENHEIMER INSURED MUNICIPAL FUND

A Series of Oppenheimer Municipal Fund
--------------------------------------------------------------------------------
Officers and Trustees         James C. Swain, Trustee and Chairman of the Board
                              Bridget A. Macaskill, Trustee and President
                              William L. Armstrong, Trustee
                              Robert G. Avis, Trustee
                              George C. Bowen, Trustee
                              Jon S. Fossel, Trustee
                              Sam Freedman, Trustee
                              Raymond J. Kalinowski, Trustee
                              C. Howard Kast, Trustee
                              Robert M. Kirchner, Trustee
                              Merrell Hora, Vice President
                              Jerry Webman, Vice President
                              Andrew J. Donohue, Vice President and Secretary
                              Brian W. Wixted, Treasurer
                              Robert J. Bishop, Assistant Treasurer
                              Scott T. Farrar, Assistant Treasurer
                              Robert G. Zack, Assistant Secretary
--------------------------------------------------------------------------------
Investment Advisor            OppenheimerFunds, Inc.
--------------------------------------------------------------------------------
Distributor                   OppenheimerFunds Distributor, Inc.
--------------------------------------------------------------------------------
Transfer and Shareholder      OppenheimerFunds Services
Servicing Agent
--------------------------------------------------------------------------------
Custodian of                  Citibank, N.A.
Portfolio Securities
--------------------------------------------------------------------------------
Independent Auditors          Deloitte & Touche LLP
--------------------------------------------------------------------------------
Legal Counsel                 Myer, Swanson, Adams & Wolf, P.C.

                              For more complete information about Oppenheimer Insured Municipal Fund, please refer to the Prospectus. To obtain a copy, call your financial advisor, or call OppenheimerFunds Distributor, Inc. at 1.800.525.7048, or visit the
                              OppenheimerFunds Internet website, at
                              www.oppenheimerfunds.com.

                              Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

                              Oppenheimer funds are distributed by
                              OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

         (C)Copyright 2000 OppenheimerFunds, Inc. All rights reserved.

                     32 OPPENHEIMER INSURED MUNICIPAL FUND

OPPENHEIMERFUNDS FAMILY

--------------------------------------------------------------------------------
Global Equity
                Developing Markets Fund          Global Fund
                International Small Company Fund Quest Global Value Fund
                Europe Fund                      Global Growth & Income Fund
                International Growth Fund
--------------------------------------------------------------------------------
Equity
                Stock                            Stock & Bond
                Emerging Technologies Fund       Main Street(R) Growth & Income
                                                  Fund
                Enterprise Fund                  Quest Opportunity Value Fund
                Discovery Fund                   Total Return Fund
                Main Street(R) Small Cap Fund    Quest Balanced Value Fund
                Quest Small Cap Fund/1/          Capital Income Fund
                MidCap Fund                      Multiple Strategies Fund
                Main Street(R) Opportunity Fund  Disciplined Allocation Fund
                Growth Fund                      Convertible Securities Fund
                Capital Appreciation Fund
                Large Cap Growth Fund            Specialty
                Disciplined Value Fund           Real Asset Fund(R)
                Quest Capital Value Fund         Gold & Special Minerals Fund
                Quest Value Fund
                Trinity Growth Fund
                Trinity Core Fund
                Trinity Value Fund
--------------------------------------------------------------------------------
Fixed Income
                Taxable                          Municipal
                International Bond Fund          California Municipal Fund/3/
                World Bond Fund/2/               Main Street(R) California
                                                  Municipal Fund/2,3/
                High Yield Fund                  Florida Municipal Fund/3/
                Champion Income Fund             New Jersey Municipal Fund/3/
                Strategic Income Fund            New York Municipal Fund/3/
                Bond Fund                        Pennsylvania Municipal Fund/3/
                Senior Floating Rate Fund        Municipal Bond Fund
                U.S. Government Trust            Insured Municipal Fund/2/
                Limited-Term Government Fund     Intermediate Municipal Fund

                                                 Rochester Division
                                                 Rochester Fund Municipals
                                                 Limited Term New York
                                                  Municipal Fund
--------------------------------------------------------------------------------
Money Market/4/
                Money Market Fund                Cash Reserves

     1. The Fund's name changed from "Oppenheimer Quest Small Cap Value Fund" on 5/19/00.
     2. The Fund's Board has proposed to reorganize the Fund into another Oppenheimer fund subject to shareholder approval.
     3. Available to investors only in certain states.
     4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.


                           33 OPPENHEIMER INSURED MUNICIPAL FUND

INFORMATION AND SERVICES

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website--we're here to help.

Internet
24-hr access to account information and transactions/1/ www.oppenheimerfunds.com

General Information
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.525.7048

Telephone Transactions
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.852.8457

PhoneLink
24-hr automated information and automated transactions
1.800.533.3310

Telecommunications Device for the Deaf (TDD)
Mon-Fri 9am-6:30pm ET
1.800.843.4461

OppenheimerFunds Market Hotline
24 hours a day, timely and insightful messages on the economy and issues that may affect your investments
1.800.835.3104

Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270

Ticker Symbols Class A: OPISX Class B: OISBX Class C: OISCX

1. At times this website may be inaccessible or its transaction feature may be unavailable.

                                                     [LOGO OF OPPENHEIMER FUNDS]

RA0865.001.0900 November 29, 2000